                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.             [ ]  Confidential, for Use of the
                                              Commission only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive proxy statement.

[ ]  Definitive additional materials.

[ ]  Soliciting material under Rule 14a-12.

                             KANKAKEE BANCORP, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

    ---------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------

(5) Total fee paid:

    ---------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ---------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

    ---------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------

(3) Filing Party:

    ---------------------------------------------------------------

(4) Date Filed:

    ---------------------------------------------------------------

                     [LETTERHEAD OF KANKAKEE BANCORP, INC.]

             310 South Schuyler Avenue
             P.O. Box 3                             (815)937-4440
             Kankakee, IL 60901-0003             Fax(815)937-3674

                                                                  March 14, 2003

Dear Fellow Stockholder:

     On behalf of the board of directors and management of Kankakee Bancorp, Inc., we cordially invite you to attend the eleventh annual meeting of stockholders of Kankakee Bancorp. The meeting will be held at 10:00 a.m., on Friday, April 25, 2003, at Sully's-Sullivan's Warehouse, a banquet facility located at 555 South West Avenue, Kankakee, Illinois 60901.

     The two individuals whom your board of directors has nominated to serve as directors are each incumbent directors. In addition to the election of the two directors, stockholders are being asked to approve both the Kankakee Bancorp, Inc. 2003 Stock Incentive Plan and the Kankakee Bancorp, Inc. Non-Employee Directors' Deferred Compensation Plan. Additionally, stockholders are being asked to ratify the appointment of McGladrey & Pullen, LLP, as auditors for Kankakee Bancorp. Accordingly, your board of directors unanimously recommends that you vote your shares for each of the director nominees and in favor of the adoption of the plans as well as the ratification of our accountants.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

     A copy of our annual report to stockholders for the year 2002 is also enclosed. Thank you for your attention to this important matter.

                                Very truly yours,


                                           /s/ Larry D. Huffman
                                           ------------------------------------
     Michael A. Griffith                   Larry D. Huffman
     Chairman of the Board                 President and Chief Executive Officer

                         [LETTERHEAD OF KANKAKEE BANCORP, INC.]

             310 South Schuyler Avenue
             P.O. Box 3                             (815)937-4440
             Kankakee, IL 60901-0003             Fax(815)937-3674

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 2003

     Notice is hereby given that the annual meeting of stockholders of Kankakee Bancorp, Inc. will be held at 10:00 a.m., local time, on Friday, April 25, 2003 at Sully's-Sullivan's Warehouse, a banquet facility located at 555 South West Avenue, Kankakee, Illinois 60901. The annual meeting is for the purpose of considering and acting upon:

     1.   the election of two directors of Kankakee Bancorp;

     2.   the approval of the Kankakee Bancorp, Inc. 2003 Stock Incentive Plan;

     3. the approval of the Kankakee Bancorp, Inc. Non-Employee Directors' Deferred Compensation Plan;

     4. the ratification of the appointment of McGladrey & Pullen, LLP, as auditors of Kankakee Bancorp for the fiscal year ending December 31, 2003; and

     5. to act upon such other business as may properly come before the annual meeting or any adjournments or postponements of the meeting.

     We are not aware of any other business to come before the annual meeting. Any action may be taken on any one of the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned or postponed. Stockholders of record at the close of business on March 3, 2003 are the stockholders entitled to vote at the annual meeting and any adjournments or postponements of the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit further solicitation of proxies by Kankakee Bancorp.

     You are requested to complete, sign and date the enclosed proxy card, which is solicited on behalf of the board of directors, and to mail it promptly in the enclosed postpaid return envelope.

                                        By Order of the Board of Directors

                                        /s/ Michael A. Stanfa
                                        ----------------------------------
                                        Michael A. Stanfa
                                        Secretary

Kankakee, Illinois
March 14, 2003

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                             KANKAKEE BANCORP, INC.

                         ------------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 25, 2003

                         ------------------------------

     This proxy statement is being furnished to stockholders in connection with the solicitation by our board of directors of proxies to be used at the annual meeting to be held at Sully's-Sullivan Warehouse, a banquet facility located at 555 South West Avenue, Kankakee, Illinois, on Friday, April 25, 2003 at 10:00 a.m., or at any adjournments or postponements of the meeting. The accompanying notice of meeting, proxy card and this proxy statement are first being mailed to stockholders on or about March 14, 2003. Effective December 1, 2002, we changed the name of our wholly owned bank subsidiary from Kankakee Federal Savings Bank to KFS Bank, F.S.B. Certain of the information provided in this proxy statement relates to KFS Bank and our other wholly owned subsidiaries.

     The following is information regarding the meeting and the voting process, presented in a question and answer format.

Why am I receiving this proxy statement and proxy card?

     You are receiving a proxy statement and proxy card from us because on March 3, 2003, the record date for the annual meeting, you owned shares of Kankakee Bancorp's common stock. This proxy statement describes the matters that will be presented for consideration by the stockholders at the annual meeting. It also gives you information concerning the matters to assist you in making an informed decision.

     When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

     If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the form, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

What matters will be voted on at the meeting?

     You are being asked to vote on the election of two directors of Kankakee Bancorp for a term expiring in 2006 as well as the approval of the Kankakee Bancorp, Inc. 2003 Stock Incentive Plan and the Kankakee Bancorp, Inc. Non-Employee Directors' Deferred Compensation Plan. Additionally, you are being asked to ratify McGladrey & Pullen, LLP to serve as our independent auditors for the 2003 fiscal year. These matters are more fully described in this proxy statement.

How do I vote?

     You may vote either by mail or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

     If you sign and return your proxy card but do not mark the form to provide voting instructions, the shares represented by your proxy card will be voted "for" both nominees named in this proxy statement, "for" the adoption of the plans and "for" the ratification of our auditors.

     If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a legal proxy from your broker in order to vote in person at the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

What does it mean if I receive more than one proxy card from us?

     It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.

If I hold shares in the name of a broker, who votes my shares?

     If you received this proxy statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct. Please complete, execute and return the proxy card in the envelope provided by your broker.

     Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors and the ratification of independent auditors, but cannot vote on non-routine matters, such as the adoption or amendment of a stock option plan, unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on a non-routine matter and your broker does not have discretionary authority to vote on these matters, the broker will return the proxy form to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a "broker non-vote" and will affect the outcome of the voting as described below, under "How many votes are needed for approval of each proposal?" Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

What if I change my mind after I return my proxy?

     If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

     . signing another proxy with a later date and returning that proxy to our proxy solicitor;

     .    sending notice to us that you are revoking your proxy; or

     .    voting in person at the meeting.

     If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

How many votes do we need to hold the annual meeting?

     A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

     Shares are counted as present at the meeting if the stockholder either:

     .    is present and votes in person at the meeting; or

     .    has properly submitted a signed proxy card.

     On March 3, 2003, the record date, there were 972,611 shares of common stock issued and outstanding. Therefore, at least 486,306 shares need to be present at the annual meeting in order to hold the meeting and conduct business.

What happens if a nominee is unable to stand for re-election?

     The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. You cannot vote for more than two nominees. The board has no reason to believe either nominee will be unable to stand for re-election or serve for his term if re-elected.

What options do I have in voting on each of the proposals?

     You may vote "for" or "withhold authority to vote for" each nominee for director. You may vote "for," "against" or "abstain" on any other proposal that may properly be brought before the meeting. Abstentions will be considered in determining the presence of a quorum but will not affect the vote required for election of directors, approval of the plans or the ratification of our auditors.

How many votes may I cast?

     Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for each proposal?

     The two individuals receiving the highest number of votes cast "for" their election will be elected as directors of Kankakee Bancorp.

     The approval of the stock incentive plan, the approval of the directors' deferred compensation plan, the ratification of our auditors and all other matters, must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present.

Where do I find the voting results of the meeting?

     We will announce the results of the voting as soon as possible after the meeting. We will also disclose the voting results in our Form 10-Q for the quarter ended June 30, 2003.

Who bears the cost of soliciting proxies?

     We will bear the cost of soliciting proxies. We have retained Morrow & Company to assist, as necessary, in the solicitation of proxies, for a fee estimated to be approximately $3,500 plus reasonable out-of-pocket expenses. In addition to solicitations by mail, officers, directors or employees of Kankakee Bancorp or KFS Bank may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

     The following table sets forth information as of March 3, 2003, regarding share ownership of:

     . those persons or entities known by us to beneficially own more than five percent of our common stock;

     . each director and each executive officer named in the summary compensation table; and

     .    all directors and officers as a group.

The nature of beneficial ownership for shares listed in this table is sole voting and investment power, except as set forth in the footnotes to the table.

BENEFICIAL OWNER                                         SHARES BENEFICIALLY OWNED/(1)/        PERCENT OF CLASS
----------------                                         ------------------------------        ----------------
5% STOCKHOLDERS
Jeffrey L. Gendell/(2)/................................               114,600                       11.78%
237 Park Avenue, 9th Floor
New York, New York 10017

Private Capital Management, L.P./(3)/..................               111,719                       11.49%
8889 Pelican Bay Blvd., Suite 500
Naples, Florida 34108

DIRECTORS

Brenda L. Baird/(4)/...................................                 2,900                            *

William Cheffer/(5)/...................................                23,000                        2.36%

Michael A. Griffith/(6)/...............................                 4,500                            *

Charles C. Huber/(7)/..................................                22,170                        2.28%

Larry D. Huffman/(8)/..................................                13,499                        1.39%

Mark L. Smith/(9)/.....................................                 3,200                            *

Wesley E. Walker/(10)/.................................                11,443                        1.18%

NAMED EXECUTIVE OFFICERS

Carol S. Hoekstra/(11)/................................                 6,023                            *

Ronald J. Walters/(12)/................................                 7,227                            *

Michael A. Stanfa/(13)/................................                14,132                        1.45%

Directors and executive officers of
 Kankakee Bancorp as a group (11 persons)/(14)/........               111,169                       11.37%

----------

*       Less than 1.0%

/(1)/ Amounts reported include shares held directly, including shares subject to options granted under our stock option plan which are presently exercisable, as well as shares which are held in retirement accounts and shares held by members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective director may be deemed to have sole or shared voting and/or investment power. Inclusion of shares shall not constitute an admission of beneficial ownership or voting or investment power over included shares. The nature of beneficial ownership for shares listed in this table is sole voting and investment power, except as set forth in the following footnotes.

/(2)/ This information is as reported to the Securities and Exchange Commission on a Schedule 13D/A filed on December 9, 2002. Mr. Gendell reported holding such shares individually and as the managing member of Tontine Management, L.L.C. and as the general partner of Tontine Financial Partners, L.P. As a result of our first quarter stock repurchase program, on March 10, 2003, we repurchased 21,500 shares from Tontine Management, L.L.C. reducing its ownership of our common stock to below 10%.

/(3)/ This information is as reported to the Securities and Exchange Commission on a Schedule 13G/A filed on February 14, 2003. Private Capital Management, L.P. has shared power to vote the shares and to dispose of the shares. As a result of our first quarter stock repurchase program, on March 10, 2003, we repurchased 18,500 shares from Private Capital Management, L.P. reducing its ownership of our common stock to below 10%.

/(4)/ The amount reported includes 2,250 shares subject to options, which are presently exercisable, with respect to which Ms. Baird has no voting and sole investment power.

/(5)/ The amount reported includes 14,000 shares held by Mr. Cheffer's spouse, with respect to which shares Mr. Cheffer has no voting or investment power.

/(6)/ The amount reported includes 2,500 shares subject to options, which are presently exercisable, with respect to which Mr. Griffith has no voting and sole investment power.

/(7)/ Mr. Huber is currently a director whose term expires at the annual meeting. Mr. Huber is not seeking re-election. The amount reported includes 300 shares held in the Huber Family Trust, in which Mr. Huber is trustee and has sole voting and investment power.

/(8)/ The amount reported includes 13,400 shares held jointly with his spouse, with respect to which Mr. Huffman shares voting and investment power. The amount reported also includes 99 shares allocated to Mr. Huffman under our employee stock ownership plan, with respect to which shares Mr. Huffman has sole voting and no investment power.

/(9)/ The amount reported includes 200 shares owned by Mr. Smith's spouse, over which he has no voting or investment power and 555 shares with respect to which he has shared voting and investment power.

/(10)/ The amount reported includes 2,025 shares held jointly with his spouse, with respect to which Mr. Walker shares voting and investment power.

/(11)/ The amount reported includes 91 shares owned directly by Ms. Hoekstra's spouse, over which she has no voting or investment power, 582 shares held in the 401(k) plan for the benefit of Ms. Hoekstra and over which Ms. Hoekstra has sole voting and investment power and 630 shares held in the 401(k) plan for the benefit of Ms. Hoekstra's spouse over which Ms. Hoekstra has no voting or investment power. The amount reported also includes 2,058 shares allocated to Ms. Hoekstra under our employee stock ownership plan, with respect to which shares Ms. Hoekstra has sole voting power and no investment power, and 2,371 shares allocated to Ms. Hoekstra's spouse under our employee stock ownership plan, with respect to which shares Ms. Hoekstra has no voting or investment power.

/(12)/ The amount reported includes 2,685 shares held in the 401(k) plan for the benefit of Mr. Walters, over which shares he has shared voting and sole investment power. The amount reported also includes 4,350 shares allocated to Mr. Walters under our employee stock ownership plan, with respect to which shares Mr. Walters has sole voting and no investment power, and 192 shares held by Mr. Walters' spouse, with respect to which shares Mr. Walters has no voting or investment power.

/(13)/ The amount reported includes 2,942 shares held in the 401(k) plan for the benefit of Mr. Stanfa, over which shares Mr. Stanfa has shared voting and sole investment power. The amount reported also includes 3,846 shares allocated to Mr. Stanfa under our employee stock ownership plan, with respect to which shares Mr. Stanfa has sole voting and no investment power.

/(14)/ This amount includes shares held directly, including 4,750 shares subject to options which are deemed to be exercisable, as well as shares allocated to participant accounts under our employee stock ownership plan, shares held in retirement accounts and shares held by certain members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which
                                        5
        shares the respective directors and officers may be deemed to have sole or shared voting and investment power.

                              ELECTION OF DIRECTORS

GENERAL

     Our board of directors currently consists of seven members. Mr. Charles Huber, a current director whose term will expire at the annual meeting, is not seeking re-election. The board is divided into three classes, each of which contains approximately one-third of the board. One class of directors is elected annually. Our directors are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

     The table below sets forth information regarding the nominees for directors and the individuals who will continue as directors, including each director's term of office. It is intended that the proxies solicited on behalf of the board of directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the board of directors. At this time, we do not know of any reason why any nominee may refuse or be unable to serve as a director, if re-elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between the nominees and any other person pursuant to which a nominee was selected.

     The board of directors unanimously recommends that stockholders vote FOR each of the nominees for director.

                                    NOMINEES

                                                                                            TERM
                                                    POSITION(S) HELD           DIRECTOR      TO
NAME                                AGE            IN KANKAKEE BANCORP           SINCE     EXPIRE
------------------------------      ---            -------------------         -------     ------
Mark L. Smith.................       53             Director                      2001       2006
Wesley E. Walker..............       67             Director                      1992       2006

                              CONTINUING DIRECTORS

                                                                                            TERM
                                                     POSITION(S) HELD          DIRECTOR      TO
NAME                                AGE            IN KANKAKEE BANCORP           SINCE     EXPIRE
------------------------------      ---            --------------------------  --------    ------
Brenda L. Baird...............       41             Director                      2000       2004
Michael A. Griffith...........       44             Chairman of the Board and     2002       2004
                                                    Director

Larry D. Huffman..............       56             President, Chief              1992       2004
                                                    Executive Officer and
                                                    Director

William Cheffer...............       72             Director                      1992       2005

     During the third quarter of 2002, the board of directors decided to consider the advisability of adding an additional independent director to the board. Following a process conducted by the nominating committee, which included discussions with several stockholders who own more than 5% of our common stock, the nominating committee recommended to the board that Michael A. Griffith be appointed as a director. This recommendation was conditioned upon our entering into a standstill and voting agreement with an investment group led by Jeffrey
L. Gendell. In December, 2002, we entered into an agreement with Mr. Gendell and certain entities under his control whereby the board agreed to appoint Mr. Griffith to the board and Mr. Gendell agreed, among other things, to (i) keep his group's aggregate beneficial ownership below 9.99% of our stock, (ii) vote in favor of the board's recommendations on matters presented to the stockholders at the 2003 annual meeting, and (iii) otherwise not to seek to control Kankakee's board, management or policies. The standstill agreement expires in December, 2003.

     In January, 2003, Mr. Cheffer resigned as chairman of the board, and Mr. Griffith was unanimously selected by the full board of directors to serve as chairman. Additionally, Mr. Huffman, president and chief executive officer of Kankakee Bancorp and KFS Bank, tendered his resignation from these positions, in which he has served since April, 2001, for personal reasons. Mr. Huffman has agreed to remain in these positions until his successor is hired.

     No member of the board of directors is related to any other member of the board of directors. No member of the board of directors is a member of a group which includes any other member of the board of directors for purposes of the Savings and Loan Holding Company Act and the Securities Act of 1933, as amended.

     The business experience of each continuing director and nominee is set forth below. All directors have held their present positions for at least five years unless otherwise indicated.

     Brenda L. Baird. Ms. Baird is president and chief executive officer of Mobile Communications, located in Bourbonnais, Illinois. Ms. Baird served as the first female chairman of the Kankakee River Valley Chamber of Commerce and led the 1999 local United Way drive. She is a recipient of the Sam Walton Business Leadership Award and has served on the Illinois Department of Commerce and Community Affairs Small Business 100 Advisory Board, the National Independent Dealers Association and the Ameritech Cellular Dealer Council.

     William Cheffer. Mr. Cheffer has been a director of Kankakee Bancorp since 1992, serving as chairman from 2000 to 2003 and vice chairman from 1992 to 2000. Mr. Cheffer joined KFS Bank in 1952 and served as president and chief executive officer from 1990 through 1993, president and chief operating officer from 1988 to 1990 and senior vice president and secretary from 1974 to 1988. Mr. Cheffer is chairman of the investment committee of Riverside Medical Center and vice chairman of the finance committee of Riverside Medical Center Foundation.

     Michael A. Griffith. Mr. Griffith has served on the board of both Kankakee Bancorp and KFS Bank since December, 2002 and as chairman of Kankakee Bancorp since January, 2003 and of KFS Bank since February, 2003. Mr. Griffith was most recently chairman and chief executive officer of ChiRex Inc., a contract manufacturer of active pharmaceutical ingredients. He is a graduate of Northwestern University's Kellogg School of Management and has nearly 15 years of experience in commercial and investment banking.

     Larry D. Huffman. Since April, 2001, Mr. Huffman has served as president and chief executive officer of both Kankakee Bancorp and KFS Bank. Mr. Huffman has tendered his resignation from these positions, but will continue to serve until a successor has been hired. Mr. Huffman serves as vice chairman of both Kankakee Bancorp and KFS Bank. He served as president and chief executive officer of Kankakee Community College located in Kankakee, Illinois from 1987 until 2001. As president and chief executive officer of the college, Mr. Huffman's responsibilities included management of the fiscal and educational functions of the college. He has served on the boards of the Riverside Medical Center Foundation, the United Way of Kankakee County, the Kankakee Area Chamber of Commerce and the Kankakee Development Corporation. Mr. Huffman has also served as treasurer and chairman of the Kankakee County Economic Development Council board of directors.

     Mark L. Smith. Mr. Smith is president of Smith, Koelling, Dykstra and Ohm, P.C., a certified public accounting firm located in Bourbonnais, Illinois and managing member of Solutions for Wealth Management, LLC, a financial planning and investment advisory firm also located in Bourbonnais, Illinois. He also serves as a board member of the Kankakee Development Corporation, chairman of St. Patrick's Catholic Church Administrative Committee, chairman of Bishop McNamara High School Finance Committee and as a member of Kankakee Community College Foundation Board. From 1997 through 2001, Mr. Smith was treasurer and a board member of Provena Hospital Corporation located in Frankfort, Illinois and from 1991 through 2000 was a board member and treasurer of Provena St. Mary's Hospital located in Kankakee, Illinois. In 1972, Mr. Smith received his certified public accountant certificate and in 1995 was accredited as a personal financial specialist by the American Institute of Certified Public Accountants.

     Wesley E. Walker. Mr. Walker currently serves as the chairman of the Riverside Medical Center Foundation. Mr. Walker served as executive director of the YMCA located in Kankakee for 25 years, from 1970 to 1995. He was responsible for oversight of the YMCA's facility and 90 employees. In connection with his involvement in the YMCA, Mr. Walker has received many awards, including the National YMCA's "Award of Excellence", which he received in 1991 in recognition of his leadership abilities. He has also served as vice chairman of the Kankakee Area Chamber of Commerce board of directors. Since his retirement from the YMCA, he has been a consultant to seven local non-profit organizations.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that the directors, executive officers and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which the shares of common stock are traded. These persons are also required to furnish us with copies of all
Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us and, if appropriate, representations made to us by any reporting person concerning whether a Form 5 was required to be filed for 2002, we are not aware of any failures to comply with the filing requirements of
Section 16(a) during 2002.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

     General. Currently, there are seven directors serving on the board of directors of Kankakee Bancorp. All of the directors other than Messrs. Cheffer and Huffman are deemed to be "independent," as such term is defined by the American Stock Exchange and the Securities and Exchange Commission. Mr. Michael Stanfa, an executive vice president of Kankakee Bancorp, served as a director from 1995 until January, 2003, at which time he voluntarily stepped down as director. Mr. Huber, a current director whose term will expire at the annual meeting, is not seeking re-election.

     Meetings of our board of directors are generally held on a monthly basis. The board of directors met 14 times during 2002. During 2002, no director of Kankakee Bancorp attended fewer than 75% of the aggregate of the total number of board meetings and the total number of meetings held by the committees of the board of directors on which he or she served, with the exception of Mr. Huber, who was absent from several meetings for health related reasons. The board of directors of Kankakee Bancorp has standing executive, audit, nominating and corporate governance, and compensation committees.

     Audit Committee. In 2002, the audit committee was chaired by Mr. Smith. Messrs. Walker and Huber and Ms. Baird served as members on the committee. In 2003, Ms. Baird stepped down from the committee and Mr. Griffith became a member. Each of these members is considered "independent" according to the American Stock Exchange listing requirements and the rules and regulations promulgated under the Exchange Act. The board of directors has determined that each of Mr. Griffith and Mr. Smith qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission. The board based this decision regarding Mr. Griffith on his education and previous experience as a chief executive officer and chief financial officer of ChiRex, Inc. and his professional experience in commercial and investment banking. In regard to Mr. Smith, the board based its decision on his education and his professional experience as serving as president for a public accounting firm and as managing member of a financial planning and investment advisory firm. Kankakee Bancorp's audit committee met five times during 2002.

     The functions performed by the audit committee include, but are not limited to, the following:

     . the selection of our independent auditors and pre-approval of all engagements and fee arrangements;

     .    reviewing the independence of the independent auditors;

     . reviewing actions by management on recommendations of the independent auditors and internal auditors;

     . meeting with management, the internal auditors and the independent auditors to review the effectiveness of our system of internal control and internal audit procedures;

     . reviewing our earnings releases and reports filed with the Securities and Exchange Commission; and

     . reviewing reports of bank regulatory agencies and monitoring management's compliance with recommendations contained in those reports.

     To promote independence of the audit function, the audit committee consults separately and jointly with the independent auditors, the internal auditors and management. The audit committee has adopted a written charter, which sets forth the committee's duties and responsibilities. We have attached a copy of the current charter to this proxy statement as Appendix A.

     Nominating and Governance Committee. We formed a separate nominating committee in June, 2002 and Messrs. Smith, Huber and Walker and Ms. Baird were the original members. Previously, the full board of directors considered nominations for the board. The committee's first task was to search for and evaluate experienced, independent and qualified candidates to serve on the board of directors. The committee recommended Mr. Griffith to serve on the board, and the full board unanimously approved the recommendation in December, 2002. In January, 2003, the board of directors charged the nominating committee with overseeing our corporate governance programs, and the committee was renamed the "nominating and governance committee," with Ms. Baird serving as chairperson and Mr. Griffith joining the committee. All of the members are "independent" directors, as such term is defined by AMEX. The committee will consider nominees for directors recommended by stockholders, although the committee is not actively soliciting such nominations. Pursuant to our bylaws, nominations by stockholders must be delivered in writing to the secretary at least 30 days before the date of the annual meeting and must otherwise comply with the provisions of the bylaws. In 2002, this committee met six times.

     Compensation Committee. During 2002, the compensation committee was comprised of Messrs. Huber, who served as chairman, and Walker and Ms. Baird. In 2003, Ms. Baird became chairperson and Mr. Griffith joined the committee. All of the members are "independent" directors, as such term is defined by AMEX. This committee is responsible for administering our stock option plan and reviews compensation and benefit matters. During 2002, this committee met three times. The compensation committee's report on executive compensation appears later in this proxy statement.

     Kankakee Bancorp also has an executive committee which meets on an as needed basis and exercises many of the powers of the board of directors between board meetings. Currently, Messrs. Griffith, Huffman, Smith and Walker serve on the executive committee. Additionally, an ad hoc search committee has been formed to facilitate the search for applicants for the chief executive officer position at both Kankakee Bancorp and KFS Bank. The committee is comprised of all of our independent directors.

DIRECTOR COMPENSATION

     Each director of Kankakee Bancorp is also currently a director of KFS Bank. In 2002, we paid each director an annual retainer of $11,000 for service on the bank's board. Each of our directors who was not a salaried officer was paid a fee of $100 for each Kankakee Bancorp committee meeting attended. Additionally, the chairman of the board was paid approximately $68,000 annually.

     The board changed director compensation for 2003. Directors will no longer receive an annual retainer and will instead receive $1,000 for every Kankakee Bancorp board meeting attended and $500 for each committee meeting. Each director will also receive $1,250 for each KFS Bank board meeting attended and $500 for each committee meeting. The chairperson for the full board, the audit committee, and the nominating and governance committee will receive an annual retainer of $10,000, paid quarterly, and the chairperson of the compensation committee will receive an annual retainer of $2,500, paid quarterly. Each director will also receive an option to purchase 2,500 shares of common stock pursuant to the 2003 Stock Incentive Plan, if approved by stockholders at the annual meeting.

     The board of directors has approved, subject to stockholder approval, the Kankakee Bancorp, Inc. Non-Employee Directors' Deferred Compensation Plan. A detailed discussion of this plan begins on page 18 of this proxy statement.

                             EXECUTIVE COMPENSATION

     Our executive officers do not receive any separate compensation for services performed in their capacities as officers of Kankakee Bancorp. However, for services performed for Kankakee Bancorp by certain officers, a percentage of the salary paid by KFS Bank for those officers is reimbursed by Kankakee Bancorp.

     The following table sets forth information regarding compensation paid or accrued to our chief executive officer and to each of our other most highly compensated executive officers of Kankakee Bancorp and KFS Bank whose aggregate salary and bonus exceeded $100,000 for 2002.

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------------
                                                                                          LONG TERM
                                                                                        COMPENSATION
                                               ANNUAL COMPENSATION                          AWARDS
--------------------------------------------------------------------------------------------------------------------------
          (A)               (B)          (C)              (D)          (E)            (F)          (G)             (H)
                           FISCAL
                            YEAR                                                   RESTRICTED   SECURITIES
                           ENDED                                   OTHER ANNUAL       STOCK     UNDERLYING      ALL OTHER
       NAME AND           DECEMBER                       BONUS     COMPENSATION     AWARDS       OPTIONS/     COMPENSATION
  PRINCIPAL POSITION        31ST     SALARY($)/(1)/        ($)          ($)            ($)        SARS(#)             ($)
--------------------------------------------------------------------------------------------------------------------------
Larry D. Huffman/(2)/       2002     $      147,173    $     ---   $        ---    $      ---   $      ---    $     10,834/(5)/
President and Chief         2001            105,000          ---            ---           ---          ---             ---
Executive Officer

Carol S. Hoekstra/(3)/      2002     $       97,065    $     ---   $        ---    $      ---   $      ---    $     10,182/(5)/
Executive Vice
President and Interim
Chief Operating Officer

Ronald J. Walters           2002     $      127,700    $     ---   $        ---    $      ---   $      ---    $     13,390/(5)/
Vice President and          2001            117,323          ---            ---           ---          ---          12,041/(6)/
Chief Financial             2000            112,250          ---            ---           ---          ---          17,295/(7)/
Officer

Michael A. Stanfa           2002     $      109,509    $     ---   $        ---    $      ---   $      --- $  $     11,483/(5)/
Executive Vice              2001            101,389          ---            ---           ---          ---          10,406/(6)/
President/(4)/

----------
/(1)/   Includes amounts deferred under the 401(k) plan.

/(2)/ Mr. Huffman became president and chief executive officer on April 1, 2001. Mr. Huffman did not receive a salary from us prior to that date.

/(3)/ Ms. Hoekstra was named as executive vice president and interim chief operating officer of Kankakee Bancorp and KFS Bank in February, 2003 and will receive a base salary of $135,000 in 2003. We were not required to report Ms. Hoekstra's salary information in 2000 or 2001 and, therefore, we are including only her information for 2002.

/(4)/ We were not required to report Mr. Stanfa's salary information in 2000 and, therefore, we are including only his information from 2001 and 2002.

/(5)/ Represents contributions made under KFS Bank's retirement plan and the cost to Kankakee Bancorp of share allocations made under our employee stock ownership plan in 2002. The dollar amounts of these contributions and allocations were $7,226 and $3,608 for Mr. Huffman; $6,791 and $3,391 for Ms. Hoekstra; $8,931 and $4,459 for Mr. Walters; $7,659 and $3,824 for Mr. Stanfa.

/(6)/ Represents contributions made under KFS Bank's retirement plan and the cost to Kankakee Bancorp of share allocations made under our employee stock ownership plan in 2001. The dollar amounts of these contributions and allocations were $8,213 and $3,829 for Mr. Walters; $7,097 and $3,309 for Mr. Stanfa.

/(7)/ Represents contributions made under KFS Bank's retirement plan and the cost to Kankakee Bancorp of share allocations made under our employee stock ownership plan in 2000. The dollar amounts of these contributions and allocations were $7,857 and $9,438 for Mr. Walters.

        No options were granted to the named executive officers in 2002. The following table sets forth certain information concerning the number and value of stock options at December 31, 2002 held by the named executive officers.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES

-------------------------------------------------------------------------------------------------------------------
                              SHARES                     NUMBER OF SECURITIES
                             ACQUIRED                   UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED IN-
                                ON         VALUE        OPTIONS/SARS AT FY-END          THE-MONEY OPTIONS/SARS
      NAME                   EXERCISE     REALIZED               (#)(D)                     AT FY-END ($)(E)
     (#)(A)                   (#)(B)       ($)(C)     EXERCISABLE   UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------
Larry D. Huffman              2,200      $  79,310         ---           ---          $       ---     $         ---

Carol S. Hoekstra               ---      $     ---         ---           ---          $       ---     $         ---

Ronald J. Walters             1,200      $  29,250         ---           ---          $       ---     $         ---

Michael A. Stanfa             5,950      $ 148,601         ---           ---          $       ---     $         ---

THE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by us shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

     During 2002, the compensation committee of the board of directors was comprised of three independent directors who are not employees or former employees of Kankakee Bancorp, KFS Bank or its predecessors, and is responsible for recommendations to the board for compensation of executive officers of KFS Bank and Kankakee Bancorp. At this time, no separate salary is paid by Kankakee Bancorp to its executive officers. However, a portion of the officers' KFS Bank salary is allocated to Kankakee Bancorp expense for work performed by the officers. In determining compensation, the following factors are generally taken into consideration:

     . KFS Bank maintains a base salary administration and performance program as well as an incentive plan. The purpose of the program is to provide equitable, competitive and performance-based salaries for all KFS Bank employees. The executive officers are reviewed on an annual basis by the president of KFS Bank, who makes compensation recommendations to the committee based upon salary level, performance and adjustments for items such as inflation. Information regarding industry comparisons and adjustments is provided by an independent consulting firm.

     . The performance of the executive officers in achieving the short and long term goals of Kankakee Bancorp is reviewed. Our executive committee is responsible for establishing these short and long term goals.

     . Payment of compensation is made commensurate with the ability and expertise of the executive officers.

     . An attempt is made to structure compensation packages so that they are competitive with similar companies.

The compensation committee considers the foregoing factors, as well as others, in determining compensation. There is no assigned weight given to any of these factors. In addition to salary and other benefits granted, officers may also participate in an incentive program based upon achievement of certain target performance levels.

     The committee also considers various benefits which have already been awarded, including those pursuant to KFS Bank's incentive plan, our employee stock ownership plan and our stock option plan, together with other perquisites in determining compensation. The committee believes that the benefits provided through the stock based plans more closely tie the compensation of the officers to the interests of the stockholders and provide significant additional performance incentives for the officers which directly benefit the stockholders through an increase in the stock value.

     The 2002 compensation of Mr. Huffman, the president and chief executive officer of Kankakee Bancorp, was based upon a variety of factors, including, but not limited to, his employment agreement, his performance, experience, expertise and length of service with the organization. Additionally, the committee looked at the long and short term goals of the company and determined that Mr. Huffman played an integral part in Kankakee Bancorp achieving a 8.20% return on equity, 0.69% return on assets and 16.42% growth in loans in 2001. Because of these accomplishments, the committee recommended that his annual salary for 2002 be set at $149,100, which was comparable to other similarly situated financial institutions.

                 Compensation committee as of December 31, 2002:
                           Charles C. Huber, Chairman
                                 Brenda L. Baird
                                Wesley E. Walker

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2002, the members of the compensation committee were Messrs. Huber and Walker and Ms. Baird. In 2003, Mr. Griffith joined the committee. None of these individuals was an officer or employee of Kankakee Bancorp or KFS Bank in 2002, and none of these individuals is a former officer or employee of either organization. In addition, during 2002 no executive officer served on the board of directors or compensation committee of any other corporation with respect to which any member of our compensation committee was engaged as an executive officer.

PERFORMANCE GRAPH

     The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by us shall not be deemed to include the following performance graph and related information unless such graph and related information are specifically stated to be incorporated by reference into such document.

     The following graph shows a five year comparison of cumulative total returns on an investment of $100 on December 31, 1997 in our common stock, the Standard & Poor's 500 Stock Index and the SNL American Stock Exchange Thrift Index. The graph assumes the reinvestment of all dividends received. The graph was prepared by SNL Securities, Charlottesville, Virginia, at our request.

[GRAPHIC APPEARS HERE]

                                          12/31/97     12/31/98    12/31/99     12/31/00     12/31/01     12/31/02
------------------------------------------------------------------------------------------------------------------
Kankakee Bancorp-IL                       $ 100.00     $  69.27    $  54.17     $  61.74     $  83.83     $ 106.22

Standard & Poor's Stock 500 Index         $ 100.00     $ 128.55    $ 155.60     $ 141.42     $ 124.63     $  96.95

SNL AMEX Thrift Index                     $ 100.00     $  77.41    $  74.17     $  88.76     $ 116.42     $ 154.36

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Directors and officers of Kankakee Bancorp and KFS Bank, and their associates, were customers of and had banking transactions with Kankakee Bancorp and KFS Bank during 2002. Additional transactions may be expected to take place in the future. All loans by KFS Bank to its senior officers and directors are subject to Office of Thrift Supervision Regulations. A savings association is generally prohibited from making loans to its senior officers and directors at favorable rates or on terms not comparable to those prevailing to the general public. All outstanding loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                             AUDIT COMMITTEE REPORT

     The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by us shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

     The audit committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K. The committee is comprised solely of independent directors. A copy of the audit committee's charter is attached to the proxy statement for the 2003 annual stockholders' meeting.

     Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. McGladrey & Pullen, LLP, our independent auditor, is responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. Kankakee Bancorp outsources the internal audit function to a third party that reports directly to the audit committee and management. This third party is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of our system of internal controls relating to the reliability and integrity of our financial information. The audit committee has ultimate authority and responsibility to select, evaluate and, when appropriate, replace our independent auditors.

     The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2002 with our management and McGladrey & Pullen, LLP, our independent auditors. The committee has also discussed with McGladrey & Pullen, LLP the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from McGladrey & Pullen, LLP required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and McGladrey & Pullen, LLP the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ending December 31, 2002 for filing with the Securities and Exchange Commission.

                             Mark L. Smith, Chairman
                               Michael A. Griffith
                                Charles C. Huber
                                Wesley E. Walker

        ADOPTION OF THE KANKAKEE BANCORP, INC. 2003 STOCK INCENTIVE PLAN

     On February 11, 2003, our board of directors unanimously adopted resolutions approving the Kankakee Bancorp, Inc. 2003 Stock Incentive Plan, subject to stockholder approval, to promote equity ownership of Kankakee Bancorp by our directors and selected officers and employees, to increase their proprietary interest in our success and to encourage them to remain in our employ. A summary of the Stock Incentive Plan is set forth below. This summary is qualified in its entirety by reference to the Stock Incentive Plan, a copy of which is attached as Appendix B to this proxy statement. If approved by the stockholders, in addition to the items discussed below each director will receive an option to purchase 2,500 shares of our common stock pursuant to the plan.

ADMINISTRATION

     The Stock Incentive Plan is to be administered by the compensation committee which will be comprised of at least two independent directors appointed by our board of directors. The committee will have the authority to select the directors, officers and employees to whom awards may be granted, to determine the terms of each award, to interpret the provisions of the Stock Incentive Plan and to make all other determinations that it may deem necessary or advisable for the administration of the Stock Incentive Plan.

     The Stock Incentive Plan provides for the grant of "incentive stock options," as defined under Section 422(b) of the Internal Revenue Code of 1986, as amended, options that do not so qualify ("nonstatutory options"), restricted stock and stock appreciation rights, as determined in each individual case by the compensation committee. Our board of directors has reserved 116,500 shares of common stock for issuance under the Stock Incentive Plan. In general, if any award (including an award granted to a non-employee director) granted under the Stock Incentive Plan expires, terminates, is forfeited or is cancelled for any reason, the shares of common stock allocable to that award may again be made subject to an award granted under the Stock Incentive Plan.

AWARDS

     Directors, officers and employees of Kankakee Bancorp and KFS Bank are eligible to receive grants under the Stock Incentive Plan. Options may be granted subject to a vesting requirement and will become fully vested upon a merger or change of control of Kankakee Bancorp. The exercise price of incentive stock options granted under the Stock Incentive Plan must at least equal the fair market value of the common stock subject to the option (determined as provided in the plan) on the date the option is granted. The exercise price of nonstatutory options and stock appreciation rights will be determined by the committee.

     An incentive stock option granted under the Stock Incentive Plan to an employee owning more than 10% of the total combined voting power of all classes of capital stock of Kankakee Bancorp is subject to the further restriction that such option must have an exercise price of at least 110% of the fair market value of the shares of common stock issuable upon exercise of the option (determined as of the date the option is granted) and may not have an exercise term of more than five years. Incentive stock options are also subject to the further restriction that the aggregate fair market value (determined as of the date of grant) of common stock as to which any such incentive stock option first becomes exercisable in any calendar year, is limited to $100,000. To the extent options covering more than $100,000 worth of common stock first become exercisable in any one calendar year, the excess will be nonstatutory options. For purposes of determining which, if any, options have been granted in excess of the $100,000 limit, options will be considered to become exercisable in the order granted.

     Each director, officer and key employee eligible to participate in the Stock Incentive Plan will be notified by the committee. To receive an award under the Stock Incentive Plan, an award agreement must be executed which specifies the type of award to be granted, the number of shares of common stock (if any) to which the award relates, the terms and conditions of the award and the date granted. In the case of an award of options, the award agreement will also specify the price at which the shares of common stock subject to the option may be purchased, the date(s) on which the option becomes exercisable and whether the option is an incentive stock option or a nonstatutory option.

     The full exercise price for all shares of common stock purchased upon the exercise of options granted under the Stock Incentive Plan may be paid by cash, award surrender or common stock owned at the time of exercise, as directed by the compensation committee. Incentive stock options granted to employees under the Stock Incentive Plan may remain outstanding and exercisable for ten years from the date of grant or until the expiration of three months (or such lesser period as the compensation committee may determine) from the date on which the person to whom they were granted ceases to be employed by Kankakee Bancorp. Nonstatutory options and stock appreciation rights granted under the Stock Incentive Plan remain outstanding and exercisable for such period as the compensation committee may determine.

INCOME TAX

     Incentive stock options granted under the Stock Incentive Plan have certain advantageous tax attributes to the recipient under the income tax laws. No taxable income is recognized by the option holder for income tax purposes at the time of the grant or exercise of an incentive stock option, although neither is there any income tax deduction available to Kankakee Bancorp as a result of such a grant or exercise. Any gain or loss recognized by an option holder on the later disposition of shares of common stock acquired pursuant to the exercise of an incentive stock option generally will be treated as capital gain or loss if such disposition does not occur prior to one year after the date of exercise of the option, or two years after the date the option was granted.

     As in the case of incentive stock options, the grant of nonstatutory stock options, restricted stock or stock appreciation rights will not result in taxable income for income tax purposes to the recipient of the awards, nor will Kankakee Bancorp be entitled to an income tax deduction. Upon the exercise of nonstatutory stock options or stock appreciation rights, or the lapse of restrictions on restricted stock, the award holder will generally recognize ordinary income for income tax purposes equal to the difference between the exercise price and the fair market value of the shares of common stock acquired or deemed acquired on the date of exercise, and Kankakee Bancorp will be entitled to an income tax deduction in the amount of the ordinary income recognized by the option holder. In general, any gain or loss realized by the option holder on the subsequent disposition of such shares will be a capital gain or loss.

AMENDMENT AND TERMINATION

     The Stock Incentive Plan expires ten years after its adoption, unless sooner terminated by our board of directors. Our board of directors has authority to amend the Stock Incentive Plan in such manner as it deems advisable, except that our board of directors is not permitted without our stockholders' approval to amend the plan in a manner that would materially increase the number of shares of common stock that may be granted as incentive stock options or change the class of persons eligible to recent incentive stock options. The Stock Incentive Plan provides for appropriate adjustment, as determined by the compensation committee, in the number and kind of shares subject to unexercised options, in the event of any change in the outstanding shares of common stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event.

STOCKHOLDER VOTE NECESSARY FOR APPROVAL OF THE STOCK INCENTIVE PLAN

     The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting is required to approve the Stock Incentive Plan. Our board of directors unanimously recommends a vote FOR the proposed Stock Incentive Plan.

AGGREGATED EQUITY PLAN INFORMATION

     The table below sets forth the following information as of December 31, 2002 for (i) all compensation plans previously approved by our stockholders and
(ii) all compensation plans not previously approved by our stockholders:

   (a) the number of securities to be issued upon the exercise of outstanding options, warrants and rights;

   (b) the weighted-average exercise price of such outstanding options, warrants and rights;

   (c) other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plans.

                      EQUITY COMPENSATION PLAN INFORMATION

                                       NUMBER OF SECURITIES TO BE                                           NUMBER OF SECURITIES
                                         ISSUED UPON EXERCISE OF        WEIGHTED-AVERAGE EXERCISE     REMAINING AVAILABLE FOR FUTURE
            PLAN CATEGORY                  OUTSTANDING OPTIONS         PRICE OF OUTSTANDING OPTIONS              ISSUANCE
====================================================================================================================================
Equity compensation plans approved
by security holders..................              2,250/(1)/                   $   20.50                            0

Equity compensation plans not
approved by security holders.........              2,500/(2)/                   $   37.15                            0

------------------------------------------------------------------------------------------------------------------------------------
Total................................              4,750                        $   29.26                            0
====================================================================================================================================

   /(1)/ We had a stock incentive plan, which was adopted and approved by stockholders in 1992. That plan expired in 2002, and no additional options may be granted under the plan.

   /(2)/ Represents the customary grant of options to an incoming director and was made in connection with the grant to Mr. Griffith upon his joining the board in December, 2002.

         ADOPTION OF THE KANKAKEE BANCORP, INC. NON-EMPLOYEE DIRECTORS'
                           DEFERRED COMPENSATION PLAN

     On March 11, 2003, our board of directors unanimously adopted resolutions approving the Kankakee Bancorp, Inc. Non-Employee Directors' Deferred Compensation Plan, subject to stockholder approval. The plan allows directors to defer receipt of their fees and, in effect, invest those fees in our stock. The primary purpose of the plan is to promote equity ownership of Kankakee Bancorp by our non-employee directors, to increase their proprietary interest in our success and to encourage them to maintain their relationship with us. A summary of the deferred compensation plan is set forth below. This summary is qualified in its entirety by reference to the deferred compensation plan, a copy of which is attached as Appendix C to this proxy statement.

     Generally, the deferred compensation plan provides that an eligible director may elect to be paid the retainer and annual fee compensation paid annually to directors either in cash on a quarterly basis with no deferral of income, or to defer receipt of all or a portion of such compensation until a time following termination of such director's service on the board or age sixty-five (65). Amounts deferred will be converted into units with each such unit representing a share of our common stock.

     Distributions of amounts credited under the account may be made in shares of our common stock or, at the election of the participating director, in cash. The deferred compensation plan will be accounted for on our financial statements using variable plan accounting.

STOCKHOLDER VOTE NECESSARY FOR APPROVAL OF THE DEFERRED COMPENSATION PLAN

     The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting is required to approve the deferred compensation plan. Our board of directors unanimously recommends a vote FOR the proposed deferred compensation plan.

                   RATIFICATION OF THE APPOINTMENT OF AUDITORS

     Stockholders will be asked to approve the appointment of McGladrey & Pullen, LLP, as our independent public accountants to conduct the audit for the year ending December 31, 2003. A proposal will be presented at the annual meeting to ratify the appointment of McGladrey & Pullen, LLP. If the appointment of McGladrey & Pullen, is not ratified, the matter of the appointment of independent public accountants will be considered by the board of directors. A representative of McGladrey & Pullen, LLP is expected to attend the annual meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires.

     The board of directors unanimously recommends that you vote FOR the ratification of the appointment of McGladrey & Pullen, LLP, as our auditors for the fiscal year ending December 31, 2003.

ACCOUNTANT FEES

     Audit Fees. The aggregate fees and expenses billed by McGladrey & Pullen, LLP in connection with the audit of our annual financial statements as of and for the years ended December 31, 2002 and for the required review of our financial information included in our SEC filings for the year 2002 was $49,435.

     Financial Information Systems Design and Implementation Fees. There were no fees incurred for these services for the year 2002.

     All Other Fees: All other fees include audit-related fees, tax fees and other fees and expenses billed by McGladrey & Pullen, LLP and its affiliate, RSM McGladrey, Inc., in 2002. Audit-related fees include fees reasonably related to the performance of the audit or review of the financial statements, including the administration of our employee benefit plans. Aggregate fees for audit-related services were $26,015. Tax fees include fees for tax compliance, tax advice, preparation of our tax return and supporting schedules, review of our quarterly tax estimates and tax planning services. Aggregate fees for tax services were $13,131. Other fees, aggregated at $68,880, include assistance with bank branch optimization and other branch related work.

     The audit committee, after consideration of the matter, does not believe that the rendering of these services by McGladrey & Pullen, LLP, and its affiliates, to be incompatible with maintaining McGladrey & Pullen, LLP's independence as our principal accountant. In 2003, the audit committee will pre-approve all independent auditor fees as well as all services performed by McGladrey & Pullen, LLP, and its affiliates, to ensure that they are not prohibited by the Securities and Exchange Commission.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in our proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our executive offices, 310 S. Schuyler Avenue, P.O. Box 3, Kankakee, Illinois 60901-0003, no later than November 14, 2003, based on this year's mailing date of March 14, 2003.

                                  OTHER MATTERS

     We are not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                              By Order of the Board of Directors


                                              /s/ Michael A. Stanfa
                                              ----------------------------------
                                              Michael A. Stanfa
                                              Secretary
Kankakee, Illinois
March 14, 2003

                                                                      APPENDIX A

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.   PURPOSE

     The primary function of the Audit Committee is to assist the Boards of Directors of Kankakee Bancorp, Inc., and KFS Bank, F.S.B. (together, the "Company") in fulfilling their oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Boards of Directors have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     . Retain, oversee, review and terminate the Company's independent accountants and pre-approve all services performed by the independent accountants.

     . Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

     . Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditors, and the Boards of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Article IV of this Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Boards of Directors, Each Audit Committee member shall be an independent director, free from any relationship that, in the opinion of the Boards of Directors, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. Additionally, each Audit Committee member shall be independent as defined by the rules and regulations of the Securities and Exchange Commission and the American Stock Exchange (or by the rules and regulations of any other exchange or national market on which the Company's common stock is quoted or listed for trading). All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and the Chairman of the Audit Committee shall have accounting and financial management expertise sufficient to qualify as a "audit committee financial expert", as defined by the rules and regulations of the Securities and Exchange Commission. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant and shall satisfy all continuing education requirements of the Securities and Exchange Commission and the American Stock Exchange (or by the rules and regulations of any other exchange or national market on which the Company's common stock is quoted or listed for trading).

     The members of the Audit Committee shall be elected by the Boards of Directors at the annual organizational meetings of the Boards of Directors and shall serve until their successors shall be duly elected and qualified. Unless a Chairman is elected by the full Boards of Directors, the members of the Audit Committee may designate a Chairman by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet at least once quarterly, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee shall meet at least annually with management, the internal auditors and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee, or the Chairman of the Audit Committee, shall meet with the independent accountants and management quarterly to review the Company's financials consistent with Article IV.4. below.

IV.  RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties, the Audit Committee shall:

     Documents/Reports Review

       1. Review this Charter at least annually, and shall update the Charter as conditions may dictate.

       2. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion or review rendered by the independent accountants.

       3. Review the regular internal reports to management prepared by the internal auditors and management's responses to such reports.

       4. Review with financial management and the independent accountants the Company's quarterly and annual reports, and all other significant reports filed with the Securities and Exchange Commission, prior to their filing or prior to the release of earnings. The Chairman of the Audit Committee may represent the entire Audit Committee for purposes of this review.

     Independent Accountants

       5. Have sole authority over, and responsibility for, the retention and oversight of the Company's independent accountants. The Audit Committee shall approve all fees and other compensation to be paid to the independent accountants. In fulfilling these duties, the Audit Committee shall consider the independence and effectiveness of the independent accountants. The Audit Committee shall continuously review and discuss with the independent accountants all significant relationships that the independent accountants have with the Company to determine the accountants' independence.

       6. Have sole authority over, and responsibility for, reviewing the performance of the independent accountants and discharging the independent accountants when circumstances warrant.

       7. Pre-approve all audit and non-audit services to be performed by the independent accountants.

       8. Monitor the services performed by the independent accountants to ensure that any services prohibited by the Securities and Exchange Commission or the American Stock Exchange are not performed during the period in which the independent accountants are performing audit services for the Company.

       9. Consult with the independent accountants out of the presence of management regarding the Company's internal controls and the fullness and accuracy of the Company's financial statements.

     Financial Reporting Processes

       10. In consultation with the independent accountants and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external, including the Company's internal control policies and procedures.

       11. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

       12. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles as suggested by the independent accountants, management or the internal auditors.

     Process Improvement

       13. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

       14. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

       15. Review any significant disagreement among management and the independent accountants or the internal auditors in connection with the preparation of the financial statements.

       16. Review with the independent accountants, the internal auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.

       17. While the audit committee has the responsibilities and powers set forth in the Charter, it is not the duty of the audit committee to plan and conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted principles. Management is responsible for preparing the financial statements and the independent auditors are responsible for auditing those financial statements.

     Ethical and Legal Compliance

       18. Establish, review and update periodically the Conflict of Interest/Code of Ethics of the Company and ensure that management has established a system to enforce such policies.

       19. Review and pre-approve all related party transactions that are not prohibited by the rules of the Securities and Exchange Commission, the American Stock Exchange or of any other exchange or national market on which the Company's common stock is quoted or listed for trading.

       20. Establish and maintain policies and procedures for employees of the Company to anonymously report accounting errors or improprieties directly to the Audit Committee.

       21. Retain independent legal counsel or other advisors as the Audit Committee deems, in its sole discretion, necessary to fulfill its duties under this Charter. The Audit Committee shall be afforded all funding necessary to retain such independent legal counsel and advisors.

       22. Review the activities, the organizational structure and the qualifications of the internal auditors.

       23. Review, with the Company's counsel, legal compliance matters, including corporate securities trading policies.

       24. Review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements.

       25. Perform any other activities consistent with this Charter, the Company's By-laws and the rules and regulations of the Securities and Exchange Commission, the American Stock Exchange or any other exchange or national market on which the Company's common stock is quoted or listed for trading, as the Audit Committee or the Boards of Directors deem necessary or appropriate.

                                       ###

                                                                      APPENDIX B

                             KANKAKEE BANCORP, INC.

                            2003 STOCK INCENTIVE PLAN

SECTION 1.     PURPOSE OF THE PLAN.

         THE KANKAKEE BANCORP, INC. 2003 STOCK INCENTIVE PLAN (the "Plan") is intended to provide a means whereby directors and employees of KANKAKEE BANCORP, INC., a Delaware corporation (the "Company"), and the Related Corporations may sustain a sense of proprietorship and personal involvement in the continued development and financial success of the Company and the Related Corporations, and to encourage them to remain with and devote their best efforts to the business of the Company and the Related Corporations, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may permit certain directors and employees to acquire Shares or otherwise participate in the financial success of the Company, on the terms and conditions established herein.

SECTION 2.     DEFINITIONS.

         The following terms, when used herein and unless the context clearly requires otherwise, shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         (a) "Award" means any Option, SAR or Restricted Stock Award granted pursuant to this Plan.

         (b)   "Board" means the board of directors of the Company.

         (c) "Cause" means the commission of fraud, the misappropriation of or intentional material damage to the property or business of the Company or the Related Corporations, the substantial failure to fulfill the duties and responsibilities of a regular position and/or comply with the Company's or the Related Corporations' policies, rules or regulations, or the conviction of a felony.

         (d)   "Change of Control" means:

               (i) The consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty-five percent (25%) or more of the combined voting power of the then outstanding Voting Securities of the Company other than through receipt of Shares pursuant to the Plan;

               (ii) The individuals who, as of the date hereof, are members of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the stockholders of the Company, of any new director was approved by a vote of a majority of the Board, and such new director shall, for purposes of this Plan, be considered as a member of the Board; or

               (iii) Consummation of: (1) a merger or consolidation to which the
                     Company is a party if the stockholders of the Company immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than sixty-seven percent (67%) of the combined voting power of the then outstanding Voting Securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the Company's Voting Securities outstanding immediately before such merger or consolidation; or (2) a complete liquidation or dissolution or sale or other disposition of all or substantially all of the assets of the Company.

                     Notwithstanding the foregoing, a Change of Control shall
               not be deemed to occur solely because twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities is acquired by: (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the entity; or (2) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders in the same proportion as their ownership of stock immediately prior to such acquisition

         (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

         (f) "Committee" means the Compensation Committee of the Board, which is comprised solely of directors who are (i) "non-employee directors" for purposes of Section 16 and Rule 16b-3 of the Exchange Act, and (ii) "outside directors" for purposes of Section 162(m) of the Code.

         (g) "Compete" means within a period of one (1) year after the Termination of Service, the direct or indirect competition with the business of the Company or a Related Corporation, including, but not by way of limitation, the direct or indirect owning, managing, operating, controlling, financing or serving as an officer, employee, director or consultant to, or by soliciting or inducing, or attempting to solicit or induce, any employee or agent of the Company or a Related Corporation to terminate employment and become employed by any person, firm, partnership, corporation, trust or other entity which owns or operates, a bank, savings and loan association, credit union, brokerage firm, or similar financial institution within a thirty (30) mile radius of the office of the Company or a Related Corporation in which the individual is principally located, except with the express prior written consent of the Company.

         (h) "Disability" means a physical or mental disability (within the meaning of Section 22(e)(3) of the Code) which impairs the individual's ability to substantially perform his or her current duties for a period of at least six
(6) consecutive months, as determined by the Committee.

         (i) "Effective Date" means February 11, 2003, the date this Plan is adopted by the Board.

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

         (k) "Fair Market Value" means as of any date, the value of a share of the Company's common stock determined as follows:

               (i) if such common stock is then quoted on the American Stock Exchange, its last reported sale price on the American Stock Exchange on such date or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

               (ii) if such common stock is publicly traded and is then listed on a national securities exchange, the last reported sale price on such date or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the common stock is listed or admitted to trading;

               (iii) if such common stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

               (iv) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

         (l) "Incentive Stock Option" means an award under the Plan that satisfies the general requirements of Section 422 of the Code, namely: (i) grantees must be employees; (ii) the exercise price may not be less than the fair market value of the underlying Shares at the date of grant; (iii) no more than $100,000 worth of Shares may become exercisable in any year; (iv) the maximum duration of an award may be ten (10) years; (v) awards must be exercised within three (3) months after termination of employment, except in the event of Disability or death; and (vi) Shares received upon exercise must be retained for the greater of two (2) years from the date of grant or one (1) year from the date of exercise.

         (m) "Nonqualified Option" means an option award under the Plan that is not an Incentive Stock Option.

         (n) "Related Corporation" means any corporation, bank or other entity which would be a parent or subsidiary corporation with respect to the Company as defined in Section 424(e) or (f), respectively, of the Code.

         (o) "Restricted Stock" means an award of Shares under the Plan that are restricted as to transfer and subject to forfeiture.

         (p) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

         (q)   "Shares" means shares of the common stock of the Company.

         (r) "Stock Appreciation Rights" means rights entitling the grantee to receive the appreciation in the market value of a stated number of Shares.

         (s) "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

         (t) "Termination of Service" means the termination of a person's status as a director or employee of the Company or a Related Corporation.

         (u) "Voting Securities" means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

SECTION 3.     ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by the Committee The Committee, shall have sole authority to:

         (a) select the directors and employees to whom awards shall be granted under the Plan;

         (b)   establish the amount and conditions of each such award;

         (c) prescribe any legend to be affixed to certificates representing such awards;

         (d)   interpret the Plan; and

         (e) adopt such rules, regulations, forms and agreements, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan.

         All decisions made by the Committee in administering the Plan shall be final.

SECTION 4.     SHARES SUBJECT TO THE PLAN.

         The aggregate number of Shares that may be obtained by directors and employees under the Plan shall be 116,500 Shares. Each person is eligible to receive Awards with respect to an aggregate maximum of 100,000 Shares under the term of the Plan. If an Award expires, is canceled, terminated, surrendered (without exercise), or otherwise becomes unexercisable for any reason, then the Shares allocable to the expired, canceled, terminated, surrendered or otherwise unexercisable Award shall again be subject to Awards available under the Plan. Any Shares that remain unissued at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available sufficient Shares to meet the requirements of the Plan.

SECTION 5.     STOCK OPTIONS.

         (a) Type of Options. The Committee may issue options that constitute Incentive Stock Options to employees and Nonqualified Options to directors and employees under the Plan. The grant of each option shall be confirmed by a stock option agreement that shall be executed by the Company and the optionee as soon as practicable after such grant. The stock option agreement shall expressly state or incorporate by reference the provisions of the Plan and state whether the option is an Incentive Stock Option or a Nonqualified Option.

         (b) Terms of Options. Except as provided in paragraphs (c) and (d) of this Section, each option granted under the Plan shall be subject to the terms and conditions set forth by the Committee in the stock option agreement including, without limitation, option price, vesting schedule and option term.

         (c) Additional Terms Applicable to All Options. Each option shall be subject to the following terms and conditions:

               (i) Written Notice. An option may be exercised only by giving written notice to the Company specifying the number of Shares to be purchased. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an option; provided that the minimum number will not prevent the option holder from exercising an option for the full number of Shares for which it is then exercisable.

               (ii) Method of Exercise. Except as otherwise provided in any written option agreement, the exercise price of an option shall be paid in full (i) in cash; (ii) in Common Stock valued at its Fair Market Value on the date of exercise, provided it has been owned by the optionee for at least six
                     (6) months prior to the exercise; (iii) in cash by an unaffiliated broker-dealer to whom the holder of the option has submitted an exercise notice consisting of a fully endorsed option; (iv) by agreeing to surrender SARs then exercisable by him valued at their Fair Market Value on the date of exercise; (v) by such other medium of payment as the Committee, in its discretion, shall authorize; or (vi) by any combination of clauses (i) through (v) above, as the optionee shall elect. In the case of payment pursuant to clauses (ii) through (v) above, the optionee's election must be made on or prior to the date of exercise of the option and must be irrevocable. In lieu of a separate election governing each exercise of an option, an optionee may file a blanket election that shall govern all future exercises of options until revoked by the optionee.

               (iii) Term of Option. No option may be exercised more than the
                     (10) years after the date of grant. No option may be exercised more than three (3) months after the optionee terminates employment with the Company, except in the event of Disability or death as provided in subparagraph (c)(iv) below.

               (iv) Cessation of Vesting. Immediately upon an optionee's Termination of Service for any reason, all vesting of outstanding and unvested Options shall cease and all unvested Options shall be forfeited, unless otherwise provided by the Committee or in the Stock Option Agreement.

               (v) Disability or Death of Optionee. If an optionee's Termination of Service occurs due to Disability or death prior to exercise in full of any options, he or she, or his or her beneficiary, executor, administrator or personal representative, shall have the right to exercise the options within a period of twelve (12) months after the date of such termination to the extent that the right was exercisable at the date of such termination as provided in the stock option agreement, or as may otherwise be provided by the Committee.

               (vi) Termination For Cause. If an Optionee's Termination of Service is for Cause, all Options, vested and unvested, shall be forfeited.

               (vii) Transferability. No option may be transferred, assigned or encumbered by an optionee, except: (a) by will or the laws of descent and distribution; (b) by gifting for the benefit of descendants for estate planning purposes; or (c) pursuant to a certified domestic relations order.

         (d) Additional Terms Applicable to Incentive Options. Each Incentive Stock Option shall be subject to the following terms and conditions:

               (i) Option Price. The option price per Share shall not be less than 100% of the fair market value of a Share on the date the option is granted. Notwithstanding the preceding sentence, the option price per Share granted to an individual who, at the time such option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Stockholder") shall not be less than 110% of the fair market value of a Share on the date the option is granted.

               (ii)  Term of Option. No option may be exercised more than ten
                     (10) years after the date of grant. No option granted to a 10% Stockholder may be exercised more than five (5) years after the date of grant. Notwithstanding any other provisions hereof, no option may be exercised more than three (3) months after the optionee terminates employment with the Company, except in the event of death or Disability, in which case the option may be exercised as provided in subparagraph (c)(v) of this Section.

               (iii) Annual Exercise Limit. The aggregate fair market value of
                     Shares which first become exercisable during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, the fair market value of each Share shall be determined on the date the option with respect to such Share is granted. To the extent the $100,000 limitation is exceeded, the excess shall be deemed a Nonqualified Option.

               (iv) Transferability. No option may be transferred, assigned or encumbered by an optionee, except by will or the laws of descent and distribution, and during the optionee's lifetime an option may only be exercised by him or her.

               (v) Notice of Disqualifying Dispositions. If an optionee sells or otherwise disposes of any Shares acquired pursuant to the exercise of an Incentive Option on or before the later of (1) the date two (2) years after the date of grant, and
                     (2) the date one year after the exercise of the Incentive Option (in either case, a "Disqualifying Disposition"), the optionee must immediately notify the Company in writing of such disposition. The optionee may be subject to income tax withholding by the Company on the compensation income recognized by the optionee from the Disqualifying Disposition.

SECTION 6.     RESTRICTED STOCK AWARDS.

         (a) Grants. An award of Restricted Stock under the Plan ("RSAs") shall be evidenced by a written agreement in such form and consistent with the Plan as the Committee shall approve from time to time.

         (b) Restriction Period. RSAs awarded under the Plan shall be subject to such terms, conditions and restrictions as shall be determined by the Committee at the time of grant, including, without limitation: (i) prohibitions against transfer; (ii) substantial risks of forfeiture; (iii) attainment of performance objectives; and (iv) repurchase by the Company or right of first refusal for such period or periods as shall be determined by the Committee. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period with respect to any part or all of the RSAs awarded to a grantee.

         (c) Registration. Any Restricted Stock may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock awarded under the Plan, such certificate shall be registered in the name of the grantee, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, and shall be held in escrow by the Company. Grantee shall execute a stock power or powers assigning the Shares of Restricted Stock back to the Company, which stock powers shall be held in escrow by the Company and used only in the event of the forfeiture of any of the Shares of Restricted Stock.

         (d) Restrictions Upon Transfer. RSAs awarded, and the right to vote underlying Shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered during the restriction period applicable to such Shares, except: (i) by will or the laws of descent and distribution; (ii) by gifting for the benefit of descendants for estate planning purposes; or (iii) pursuant to a certified domestic relations order. Subject to the foregoing, and except as otherwise provided in the Plan, the grantee shall have all the other rights of a stockholder including, without limitation, the right to receive dividends and the right to vote such Shares.

         (e) Lapse of Restrictions. Each restricted stock agreement shall specify the terms and conditions upon which any restrictions upon Shares awarded under the Plan shall lapse, as determined by the Committee. Upon the lapse of such restrictions, Shares, free of the foregoing restrictive legend, shall be issued to the grantee or his or her legal representative.

         (f) Termination Prior to Lapse of Restrictions. In the event of a grantee's Termination of Service prior to the lapse of restrictions applicable to any RSAs awarded to such grantee, all Shares as to which there still remain restrictions shall be forfeited by such grantee without payment of any consideration to the grantee, and neither the grantee nor any successors, heirs, assigns, or personal representatives of such grantee shall thereafter have any further rights or interest in such Shares or certificates.

SECTION 7.     STOCK APPRECIATION RIGHTS.

         (a) Grants. An award of Stock Appreciation Rights under the Plan ("SARs") may be granted separately or in tandem with or by reference to an option granted prior to or simultaneously with the grant of such rights, to such eligible directors and employees, as may be selected by the Committee, and shall be evidenced by a written agreement in such form and consistent with the Plan as the Committee shall approve from time to time.

         (b) Terms of Grant. SARs may be granted in tandem with or with reference to a related option, in which event the grantee may elect to exercise either the option or the SAR, but not both. SARs shall not be transferable, except: (i) by will or the laws of descent and distribution; (ii) by gifting for the benefit of descendants for estate planning purposes; or (iii) pursuant to a certified domestic relations order, and shall be exercisable for no more than ten (10) years after the date of grant.

         (c) Payment on Exercise. Upon exercise of a SAR, the grantee shall be paid the excess of the then fair market value of the number of Shares to which the SAR relates over the fair market value of such number of Shares at the date of grant of the SAR or of the related option, as the case may be. Such excess shall be paid in cash or in such other form as the Committee shall determine.

SECTION 8.     RIGHT OF FIRST REFUSAL.

         (a) Restrictions on Transfer. As a condition to the receipt of any award under this Plan and without the express prior written consent of the Company, an owner of any Shares issued under the Plan ("Plan Shares") shall not sell any Plan Shares without first complying with the terms of this Section. Any owner of Plan Shares (the "Owner") who receives a bona fide offer to purchase all of any portion of the Owner's Plan Shares (the "Offer") shall first offer the Plan Shares to the Company in accordance with the terms of this Section. The Owner shall give written notice to the Company stating that he or she has received the Offer, stating the number of Plan Shares to be sold, the name and address of the person(s) making the Offer and the purchase price and terms of payment described in the Offer. The Company or any assignee named by the Company shall have five (5) business days to exercise the Company's right to purchase the Plan Shares that are the subject of the Offer. If the Company assigns such right to purchase, then such assignee shall have all of the rights of the Company with respect to such right to purchase as described in this Section. If neither the Company nor any assignee of the Company decides to purchase the Plan Shares, the Owner may accept the Offer and sell the Plan Shares, but only in strict accordance with the terms of the Offer and only if consummated within fifteen (15) business days after the expiration of the Company's 5-day exercise period. If the Company or its assignee decides to purchase the Plan Shares, the closing of such purchase shall be completed within five (5) business days of the Company's or assignee's notification to the Owner of the exercise of the right to purchase the Plan Shares. For purposes of this Section, the Owner shall include any person who acquires Shares from any other person and for any reason; including, without limitation, by gift, death or sale.

         (b) Additional Restrictions on Transfer. Notwithstanding anything to the contrary contained in this Plan, an Owner may not sell or otherwise transfer Plan Shares at any time in which (i) the Company or any of its executive officers are prohibited from engaging in a transaction of the Company's securities pursuant to the terms of the Company's insider trading policy then in effect; or (ii) the Company is unable to purchase the Plan Shares pursuant to
(A) the Exchange Act or (B) the rules governing any securities exchange or quotation service on which the Plan Shares are quoted or listed for trading.

         (c) Legends. Each certificate issued by the Company that represents any Plan Shares shall bear the following legends:

               "This certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Kankakee Bancorp, Inc. 2003 Stock Option Plan. Release from such terms and conditions shall be obtained only in accordance with the provisions of such Plan, a copy of which is on file in the office of the Secretary of said Company."

SECTION 9.     AMENDMENT OR TERMINATION OF THE PLAN.

         The Board may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 13 below) no amendment shall be made without approval of the stockholders of the Company which shall:
(a) increase the aggregate number of Shares with respect to which Incentive Stock Option awards may be made under the Plan; or (b) change the class of persons eligible to receive Incentive Stock Option awards under the Plan; provided, however, that no amendment, suspension or termination shall impair the rights of any individual, without his or her consent, in any award theretofore made pursuant to the Plan.

SECTION 10.    TERM OF PLAN.

         The Plan shall be effective upon the date of its adoption by the Board, which date is February 11, 2003 (the "Effective Date"); provided that Incentive Stock Options may be granted only if the Plan is approved by the stockholders within twelve (12) months before or after the date of adoption by the Board. Unless sooner terminated under the provisions of Section 8 above, Shares and SARs shall not be granted under the Plan after the expiration of ten (10) years from the Effective Date of the Plan. However, awards may be exercisable after the end of the term of the Plan.

SECTION 11.    RIGHTS AS STOCKHOLDER.

         Upon delivery of any Share to a director or employee, such person shall have all of the rights of a stockholder of the Company with respect to such Share, including the right to vote such Share and to receive all dividends or other distributions paid with respect to such Share.

SECTION 12.    MERGER OR CONSOLIDATION.

         In the event of a Change of Control, the surviving corporation shall either (a) exchange options, Restricted Stock and SARs issued under this Plan for options, Restricted Stock and SARs (with the same aggregate exercise price) to acquire and participate in that number of shares in the surviving corporation that have a fair market value equal to the fair market value (determined on the date of such Change of Control) of Shares that the grantee is entitled to acquire and participate in under this Plan on the date of such Change of Control, or (b) pay to the Grantee, as of the date of the Change of Control, the excess of the Fair Market Value of the Shares as of the Change of Control over the exercise price, if any, of the Award. In the event of a Change of Control, options and SARs shall become immediately and fully exercisable and all restrictions on Restricted Shares shall lapse.

SECTION 13.    CHANGES IN CAPITAL AND CORPORATE STRUCTURE.

         The aggregate number of Shares and interests awarded and which may be awarded under the Plan shall be adjusted to reflect a change in the outstanding Shares of the Company by reason of a recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction. The adjustment shall be made in an equitable manner which will cause the awards and the economic benefits thereof to remain unchanged as a result of the applicable transaction.

SECTION 14.    SERVICE.

         An individual shall be considered to be in the service of the Company or a Related Corporation as long as he or she remains a director or employee of the Company or such Related Corporation. Nothing herein shall confer on any individual the right to continued service with the Company or a Related Corporation or affect the right of the Company or such Related Corporation to terminate such service.

SECTION 15.    WITHHOLDING OF TAX.

         (a) In General. To the extent the award, issuance or exercise of Options, Restricted Stock or SARs results in the receipt of compensation by a director or employee, the Company is authorized to withhold a portion of such Shares receivable or any cash compensation then or thereafter payable to such person to pay any tax required to be withheld by reason of the receipt of the compensation. Alternatively, the director or employee may tender Shares with a value equal to, or a personal check in the amount of, the tax required to be withheld.

         (b) Stock Withholding. To the extent a grantee incurs tax liability in connection with the exercise or vesting of any award that is subject to tax withholding and the grantee is obligated to pay the Company the amount required to be withheld, the Committee may, in its sole discretion, allow the grantee to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a fair market value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a grantee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee.

SECTION 16.    DELIVERY AND REGISTRATION OF STOCK.

         The Company's obligation to deliver Shares with respect to an award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the individual to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act or any other federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to: (a) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable. The Plan is intended to comply with Rule 16b-3, if applicable. Any provision of the Plan which is inconsistent with said rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

SECTION 17.    NON-COMPETITION; TERMINATION AND REVERSION.

         Notwithstanding anything contained herein to the contrary, if any recipient of an Award competes with the Company or any Related Corporation, then
(a) any unexercised option or SAR or unvested Restricted Stock held by such recipient shall immediately terminate; and (b) the exercise of any options or SARs or the vesting of any Restricted Stock within the six (6) month period immediately preceding the recipient's Termination of Service shall be rescinded and if the recipient has sold any Shares received upon such exercise or vesting of an Award, the recipient shall be obligated to immediately pay the Company the fair market value, as determined by the Committee, of the Shares as of the date of Termination of Service.
                                       B-9

                                                                      APPENDIX C

                             KANKAKEE BANCORP, INC.
               NON-EMPLOYEE DIRECTORS' DEFERRED COMPENSATION PLAN

         KANKAKEE BANCORP, INC. (the "Company"), hereby adopts the KANKAKEE BANCORP, INC. NON-EMPLOYEE DIRECTORS' DEFERRED COMPENSATION PLAN (the "Plan"), for the benefit of its non-employee Directors and the non-employee Directors of its subsidiaries. The Plan is an unfunded arrangement for the benefit of non-employee Directors and is intended to be exempt from the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan is effective as of January 1, 2003.

                                    ARTICLE 1
                                   DEFINITIONS

1.1 Account. The bookkeeping account established for each Participant as provided in Section 5.1 hereof.

1.2 Administrator. Such person or entity as determined by the Board, and in the absence of such determination, the Company.

1.3      Bank. KFS Bank, F.S.B.

1.4      Board. The Board of Directors of the Company.

1.5      Change of Control. Any one of:

         (a) The consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities of the Company;

         (b) The individuals who, as of the date hereof, are members of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the stockholders, of any new director was approved by a vote of a majority of the Board, and such new director shall, for purposes of this Agreement, be considered as a member of the Board; or

         (c) Consummation of: (1) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than sixty-seven percent (67%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the Company's voting securities outstanding immediately before such merger or consolidation; or (2) a complete liquidation or dissolution or sale or other disposition of all or substantially all of the assets of the Company or the Bank.

               Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities is acquired by: (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the entity; or (2) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders in the same proportion as their ownership of stock immediately prior to such acquisition.

1.6      Code. The Internal Revenue Code of 1986, as amended.

1.7 Deferrals. The portion of the Fees that a Participant elects to defer in accordance with Section 3.1 hereof.

1.8 Deferral Date. The date the Deferrals will be credited to the Director's Account, which date shall be the date it would otherwise have been payable to the Director.

1.9 Deferral Election. The separate written agreement, submitted to the Administrator, by which a Director elects to participate in the Plan and to make Deferrals.

1.10 Director. Any person serving on the Board of the Company or the Bank and who is not an employee of the Company or the Bank in any capacity.

1.11 Disability. Any medically determinable physical or mental disorder that renders a Participant incapable of continuing as a Director, as determined by the Administrator in its sole discretion.

1.12     Effective Date. January 1, 2003.

1.13 Fees. The Participant's earned director fee remuneration for serving as a Director of the Company or the Bank, including any fees for committee participation.

1.14     Participant. A Director who is a Participant as provided in Article 2.

1.15     Plan Year. January 1 to December 31.

1.16 Retirement. Retirement shall occur upon the termination of a Participant's service, voluntary or involuntary, as a Director.

                                    ARTICLE 2
                                  PARTICIPATION

2.1 Commencement of Participation. Each Director shall become a Participant of the Plan on the date the Director's Deferral Election first becomes effective.

         (a) A Participant who is no longer a Director or who also becomes an employee of the Company or the Bank shall not be permitted to submit a Deferral Election and all Deferrals for such Participant shall cease as of the end of the Plan Year in which such Participant is determined to no longer be a Director or becomes an employee of the Company or the Bank.

         (b) Amounts credited to the Participant's Account described in subsection (a) shall continue to be held, pursuant to the terms of the Plan and shall be distributed as provided in Article 6.

2.2 Deferral Continuance Requirement. A Participant's Deferral Election shall continue in effect until the later of (a) six (6) months; or (b) the date the Participant delivers to the Administrator a written revocation or modification of such election with respect to Fees that relate to services yet to be performed.

                                    ARTICLE 3
                                  CONTRIBUTIONS

3.1      Deferrals.

         (a) The Company shall credit to the Participant's Account an amount equal to the amount designated in the Participant's Deferral Election for that Plan Year. Such amounts shall not be made available to such Participant, except as provided in Article 6, and shall reduce such Participant's Fees from the Company or the Bank in accordance with the provisions of the applicable Deferral Election; provided, however, that all such amounts shall be subject to the rights of the general creditors of the Company and the Bank as provided in Article 8.

         (b) Each Director shall deliver a Deferral Election to the Administrator before any Deferrals may become effective. Such Deferral Election shall be void with respect to any Deferral unless submitted before the beginning of the calendar year during which the amount to be deferred will be earned; provided, however, that in the year in which the Plan is first adopted or a Director is first eligible to participate, such Deferral Election shall be filed within thirty (30) days of the date on which the Plan is adopted or the date on which a Director is first eligible to participate, respectively, with respect to Fees earned during the remainder of the calendar year.

         (c) Subject to the limitation set forth in Section 3.1, the Deferral Election shall remain effective until modified or revoked and will contain the following:

               (i) the Participant's designation as to the amount of Fees to be deferred;

               (ii)  the beneficiary or beneficiaries of the Participant; and

               (iii) such other information as the Administrator may require.

         (d) The maximum amount that may be deferred each Plan Year is one hundred percent (100%) of the Participant's Fees.

3.2 Time of Contributions. Deferrals shall be credited to the Account of the appropriate Participant as of the Deferral Date.

                                    ARTICLE 4
                                     VESTING

4.1 Vesting of Deferrals. A Participant shall have a vested right to his Account attributable to Deferrals and any earnings on the investment of such Deferrals.

                                    ARTICLE 5
                                    ACCOUNTS

5.1 Accounts. The Administrator shall establish and maintain a bookkeeping account in the name of each Participant. The Participant's Account shall be credited with Units, as defined in Section 5.2(a). Each Participant's Account shall be debited by any distributions made plus any federal, state and/or local tax withholding as may be required by applicable law. Distributions under Article 6 shall be equal to the Participant's Account balance as of the date of the applicable distribution thereunder.

5.2      Investments, Gains and Losses.

         (a) The Participant's Account will be credited with the hypothetical number of stock units ("Units"), calculated to the nearest thousandths of a Unit, determined by dividing the amount of the Deferrals on the Deferral Date by the average of the closing market price of the Company's common stock as reported on the American Stock Exchange for the 20 trading days immediately preceding and including such date. The Participant's Account will also be credited with the number of Units determined by multiplying the number of Units in the Participant's Account by any cash dividends declared by the Company on its common stock and dividing the product by the closing market price of the Company's common stock as reported on the American Stock Exchange on the related dividend record date, and also by multiplying the number of Units in the Participant's Account by any stock dividends declared by the Company on its common stock.

         (b) The Administrator shall adjust the amounts credited to each Participant's Account to reflect Deferrals, distributions and any other appropriate adjustments. Such adjustments shall be made as frequently as is administratively feasible.

         (c) The Participant's Account, established pursuant to Section 5.1, will be valued by the Administrator on a yearly basis.

         (d)   Any amounts contributed to a "Rabbi Trust" as provided in Section
               8.2 shall be invested by the trustee of the Rabbi Trust in accordance with written directions from the Company. Such directions shall provide the trustee with the investment discretion to invest the above-referenced amounts within broad guidelines established by Administrator and Company as set forth therein.

                                    ARTICLE 6
                                  DISTRIBUTIONS

6.1 Payment. Payment of a Participant's Account shall commence as soon as administratively feasible immediately following the Participant's Retirement, provided, however, that if a Participant, prior to commencing participation in the Plan and prior to any Deferrals being made, executes an irrevocable election to commence payments upon attainment of age sixty-five (65), payments shall commence as soon as administratively feasible immediately following the Participant's attainment of age sixty-five (65). The Participant may elect, in writing, any one of the following forms of payment, provided that such election is delivered to the Administrator and is made at the time of the Deferral Election:

         (a)   single lump-sum payment of the value of the Participant's
               Account; or

         (b) substantially equal annual installments over a period of either five (5) years or ten (10) years.

6.2      Commencement of Payment upon Death or Change of Control.

         (a) Upon the death of a Participant, all amounts credited to his Account shall be paid in a single lump sum, as soon as administratively feasible, to his beneficiary or beneficiaries, as determined under Article 7.

         (b) Upon a Change of Control, all amounts credited to a Participant's Account shall be paid in a single lump sum as of the date of the Change of Control.

6.3      Form of Payment.

         (a) A Participant, former Participant, or deceased Participant's beneficiary or legal representative may elect at anytime to have any or all payouts, or remaining payouts, of the Participant's

               Account paid out in cash or in shares of Company common stock. At any time before the end of the calendar year prior to termination of Board service, a Director may revise and supersede any or all of his or her previous elections with respect to the form of payment (cash or shares of common stock).

         (b) If a Participant's Account is payable in cash and in installments, the amount of the first cash installment payment shall be a fraction of the Units in the Participant's Account on the date of the initial installment payment, the numerator of which is one and the denominator of which is the total number of installments elected. Each subsequent installment shall be calculated in the same manner as of each subsequent annual payment except that the denominator shall be reduced by the number of installments which have been previously paid. The amount of cash payable for Deferrals accounted for as Units based on Company common stock value will be paid, as described above, based on the number of Units in the Participant's Account on the payment date multiplied by the average of the closing market price of the Company's common stock as reported on the American Stock Exchange for the 20 trading days immediately preceding such date.

         (c) If a Participant's Account is payable in Company common stock and in installments, the amount of the first installment payment shall be a fraction of the value of the Units in the Participant's Account on the date of the initial installment payment, the numerator of which is one and the denominator of which is the total number of installments elected. Each subsequent installment shall be calculated in the same manner as of each subsequent annual payment except that the denominator shall be reduced by the number of installments which have been previously paid. Except for the final installment payment, only whole shares shall be payable, and the value of any fractional share payable shall be retained in the Participant's Account until the final installment payment, at which time the value of any fractional share payable shall be paid in cash, based on the fractional share multiplied by the average of the closing market price of the Company's common stock as reported on the American Stock Exchange for the 20 trading days immediately preceding such date.

                                    ARTICLE 7
                                  BENEFICIARIES

7.1 Beneficiaries. Each Participant may from time to time designate one or more persons (who may be any one or more members of such person's family or other persons, administrators, trusts, foundations or other entities) as his beneficiary under the Plan. Such designation shall be made on a form prescribed by the Administrator. Each Participant may at any time and from time to time, change any previous beneficiary designation, without notice to or consent of any previously designated beneficiary, by amending his previous designation on a form prescribed by the Administrator. If the beneficiary does not survive the Participant (or is otherwise unavailable to receive payment) or if no beneficiary is validly designated, then the amounts payable under this Plan shall be paid to the Participant's surviving spouse, if any, and, if none, to his estate. If more than one person is the beneficiary of a deceased Participant, each such person shall receive a pro rata share of any death benefit payable unless otherwise designated on the applicable form. If a beneficiary who is receiving benefits dies, all benefits that were payable to such beneficiary shall then be payable to the estate of that beneficiary.

7.2      Lost Beneficiary.

         (a) All Participants and beneficiaries shall have the obligation to keep the Administrator informed of their current address until such time as all benefits due have been paid.

         (b) If a Participant or beneficiary cannot be located by the Administrator exercising due diligence, then, in its sole discretion, the Administrator may presume that the Participant or beneficiary is deceased for purposes of the Plan and all unpaid amounts (net of due diligence expenses) owed to the Participant or beneficiary shall be paid accordingly or, if a beneficiary cannot be so located, then such amounts may be forfeited. Any such presumption of death shall be final, conclusive and binding on all parties. Notwithstanding the foregoing, if any such beneficiary is located within five (5) years from the date of any such forfeiture, such beneficiaries shall be entitled to receive the amount previously forfeited.

                                    ARTICLE 8
                                     FUNDING

8.1 Prohibition Against Funding. Should any investment be acquired in connection with the liabilities assumed under this Plan, it is expressly understood and agreed that the Participants and beneficiaries shall not have any right with respect to, or claim against, such assets nor shall any such purchase be construed to create a trust of any kind or a fiduciary relationship between the Company and the Participants, their beneficiaries or any other person. Any such assets shall be and remain a part of the general, unpledged, unrestricted assets of the Company, subject to the claims of its general creditors. It is the express intention of the parties hereto that this arrangement shall be unfunded for tax purposes. Each Participant and beneficiary shall be required to look to the provisions of this Plan and to the Company itself for enforcement of any and all benefits due under this Plan, and to the extent any such person acquires a right to receive payment under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company. The Company shall be designated the owner and beneficiary of any investment acquired in connection with its obligation under this Plan.

8.2 Deposits. Notwithstanding paragraph 8.1, or any other provision of this Plan to the contrary, the Company may deposit any amounts it deems appropriate to pay the benefits under this Plan to a "Rabbi Trust" as established pursuant to Treasury Department Revenue Procedures 92-64 and 92-65.

8.3 Withholding of Director Deferrals. The Administrator is authorized to make any and all necessary arrangements with the Company in order to withhold the Participant's Deferrals under Section 3.1 hereof from the Participant's Fees. The Administrator shall determine the amount and timing of such withholding.

                                    ARTICLE 9
                              CLAIMS ADMINISTRATION

9.1 General. In the event that a Participant or his beneficiary does not receive any Plan benefit that is claimed, such Participant or beneficiary shall be entitled to consideration and review as provided in this Article 9.

9.2 Claim Review. Upon receipt of any written claim for benefits, the Administrator shall be notified and shall give due consideration to the claim presented. If the claim is denied to any extent by the Administrator, the Administrator shall furnish the claimant with a written notice setting forth (in a manner calculated to be understood by the claimant):

         (a)   The specific reason or reasons for denial of the claim;

         (b) A specific reference to the Plan provisions on which the denial is based;

         (c) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

         (d)   An explanation of the provisions of this Article.

9.3 Right of Appeal. A claimant who has a claim denied under Section 9.2 may appeal to the Administrator for reconsideration of that claim. A request for reconsideration under this Section 9.3 must be filed by written notice within sixty (60) days after receipt by the claimant of the notice of denial under Section 9.2.

9.4 Review of Appeal. Upon receipt of an appeal the Administrator shall promptly take action to give due consideration to the appeal. Such consideration may include a hearing of the parties involved, if the Administrator feels such a hearing is necessary. In preparing for this appeal the claimant shall be given the right to review pertinent documents and the right to submit in writing a statement of issues and comments. After consideration of the merits of the appeal the Administrator shall issue a written decision, which shall be binding on all parties subject to Section 9.6 below. The decision shall be written in a manner calculated to be understood by the claimant and shall specifically state its reasons and pertinent Plan provisions on which it relies. The Administrator's decision shall be issued within sixty
         (60) days after the appeal is filed, except that if a hearing is held the decision may be issued within one hundred twenty (120) days after the appeal is filed.

9.5 Designation. The Administrator may designate any other person of its choosing to make any determination otherwise required under this Article.

9.6 Arbitration. Each and every dispute or controversy arising pursuant to the Plan or a Deferral Election shall, after exhaustion of the review procedure set forth in Section 9.4, be settled exclusively by arbitration, conducted before a single arbitrator sitting in Kankakee, Illinois in accordance with the rules of JAMS then in effect. The costs and expenses of arbitration, including the fees of the arbitrators, shall be borne by the losing party. The prevailing party shall recover as expenses all reasonable attorneys' fees incurred by it in connection with the arbitration proceeding or any appeals therefrom.

                                   ARTICLE 10
                               GENERAL PROVISIONS

10.1     Administrator. The Administrator:

         (a) Is expressly empowered to limit the amount of Fees that may be deferred; to deposit amounts in accordance with Section 8.2 hereof; to interpret the Plan, and to determine all questions arising in the administration, interpretation and application of the Plan; to employ actuaries, accountants, counsel, and other persons it deems necessary in connection with the administration of the Plan; to request any information from the Company it deems necessary to determine whether the Company would be considered insolvent or subject to a proceeding in bankruptcy; and to take all other necessary and proper actions to fulfill its duties as Administrator.

         (b) Shall not be liable for any actions by it hereunder, unless due to its own negligence, willful misconduct or lack of good faith.

         (c) Shall be indemnified and saved harmless by the Company, if the Administrator is not the Company, from and against all personal liability to which it may be subject by reason of any act done or omitted to be done in its official capacity as Administrator in good faith in the administration of the Plan, including all expenses reasonably incurred in its defense in the event the Company fails to provide such defense upon the request of the Administrator. The Administrator is relieved of all responsibility in connection with its duties hereunder to the fullest extent permitted by law, short of breach of duty to the beneficiaries.

10.2 No Assignment. Benefits or payments under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or the Participant's beneficiary, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish the same shall not be valid, nor shall any such benefit or payment be in any way liable for or subject to the debts, contracts, liabilities, engagement or torts of any Participant or beneficiary, or any other person entitled to such benefit or payment pursuant to the terms of this Plan, except to such extent as may be required by law. If any Participant or beneficiary or any other person entitled to a benefit or payment pursuant to the terms of this Plan becomes bankrupt or attempts to alienate, sell, transfer, assign, pledge, encumber, attach or garnish any benefit or payment under this Plan, in whole or in part, or if any attempt is made to subject any such benefit or payment, in whole or in part, to the debts, contracts, liabilities, engagements or torts of the Participant or beneficiary or any other person entitled to any such benefit or payment pursuant to the terms of this Plan, then such benefit or payment, in the discretion of the Administrator, shall cease and terminate with respect to such Participant or beneficiary, or any other such person.

10.3 No Rights to Remain a Director. Participation in this Plan shall not be construed to confer upon any Participant the legal right to be retained as a Director, or give a Participant or beneficiary, or any other person, any right to any payment whatsoever, except to the extent of the benefits provided for hereunder. Each Participant shall remain subject to removal as a Director to the same extent as if this Plan had never been adopted.

10.4 Incompetence. If the Administrator determines that any person to whom a benefit is payable under this Plan is incompetent by reason of physical or mental disability, the Administrator shall have the power to cause the payments becoming due to such person to be made to another for his benefit without responsibility of the Administrator to see to the application of such payments. Any payment made pursuant to such power shall, as to such payment, operate as a complete discharge of the Company and the Administrator, if the Administrator is not the Company.

10.5 Identity. If, at any time, any doubt exists as to the identity of any person entitled to any payment hereunder or the amount or time of such payment, the Administrator shall be entitled to hold such sum until such identity or amount or time is determined or until an order of a court of competent jurisdiction is obtained. The Administrator shall also be entitled to pay such sum into court in accordance with the appropriate rules of law. Any expenses incurred by the Company or the Administrator incident to such proceeding or litigation shall be charged against the Account of the affected Participant.

10.6 No Liability. No liability shall attach to or be incurred by any manager of the Company, or any Administrator under or by reason of the terms, conditions and provisions contained in this Plan, or for the acts or decisions taken or made thereunder or in connection therewith; and as a condition precedent to the establishment of this Plan or the receipt of benefits thereunder, or both, such liability, if any, is expressly waived and released by each Participant and by any and all persons claiming under or through any Participant or any other person. Such waiver and release shall be conclusively evidenced by any act or participation in or the acceptance of benefits or the making of any election under this Plan.

10.7 Expenses. All expenses incurred in the administration of the Plan, whether incurred by the Company or the Plan, shall be paid by the Company.

10.8 Insolvency. Should the Company be considered insolvent, the Company, through its Board and chief executive officer, shall give immediate written notice of such to the Administrator of the Plan, if the Company is not the Administrator. Upon receipt of such notice, the Administrator shall cease to make any payments to Participants who were Directors or their beneficiaries and shall hold any and all assets attributable to the Company for the benefit of the general creditors of the Company.

10.9     Amendment and Termination.

         (a) Except as otherwise provided in this Section 10.9, the Board shall have the sole authority to modify, amend or terminate this Plan; provided, however, that any modification or termination of this Plan shall not reduce, without the consent of a Participant, a Participant's right to any amounts already credited to his Account, or lengthen the time period for a payout from an established Account, on the day before the effective date of such modification or termination. Following such termination, payment of such credited amounts may be made in a single sum payment if the Company so designates. Any such decision to pay in a single sum shall apply to all Participants.

         (b) Any funds remaining after the termination of the Plan, and satisfaction of all liabilities to Participants and others, shall be returned to the Company.

10.10 Company Determinations. Any determinations, actions or decisions of the Company (including but not limited to, Plan amendments and Plan termination) shall be made by the Board or a properly delegated committee thereof in accordance with its established procedures.

10.11 Construction. All questions of interpretation, construction or application arising under or concerning the terms of this Plan shall be decided by the Administrator, in its sole and final discretion, whose decision shall be final, binding and conclusive upon all persons.

10.12 Governing Law. This Plan shall be governed by, construed and administered in accordance with the laws of the State of Illinois, other than its laws respecting choice of law.

10.13 Headings. The Article headings contained herein are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of this Plan, nor in any way shall they affect this Plan or the construction of any provision thereof.

10.14 Terms. Capitalized terms shall have meanings as defined herein. Singular nouns shall be read as plural, masculine pronouns shall be read as feminine, and vice versa, as appropriate.

         IN WITNESS WHEREOF, KANKAKEE BANCORP, INC. has caused this Non-Employee Directors' Deferred Compensation Plan to be executed by its duly authorized officer, effective as of this _____ day of _______________, 2003.


KANKAKEE BANCORP, INC.


By:
   -----------------------------------------------------------

Title:
      --------------------------------------------------------

                             KANKAKEE BANCORP, INC.
                PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER
                              USING DARK INK ONLY.  [X]
[                                                                              ]

1. Election of Directors                                                For All
   Mark L. Smith and Wesley E. Walker                  For   Withheld    Except
   (INSTRUCTIONS: To withhold authority to
   vote for any individual nominee, write              [_]      [_]       [_]
   that nominee's name in the space below.)

   ________________________________________

2. To approve the adoption of the Kankakee             For    Against    Abstain
   Bancorp, Inc. 2003 Stock Incentive Plan.
                                                       [_]      [_]       [_]


3. To approve the adoption of the Kankakee             For    Against    Abstain
   Bancorp, Inc. Non-Employee Directors'
   Deferred Compensation Plan.                         [_]      [_]       [_]

4. To ratify the selection of McGladrey &              For    Against    Abstain
   Pullen, LLP, as auditors for Kankakee
   Bancorp, Inc. for 2003.                             [_]      [_]       [_]

The board of directors recommends a vote FOR all nominees and FOR all proposals.


                                             THIS PROXY WILL BE VOTED IN
                                             ACCORDANCE WITH SPECIFICATION MADE.
                                             IF NO CHOICES ARE INDICATED, THIS
                                             PROXY WILL BE VOTED FOR ALL
                                             PROPOSALS.

                                             NOTE: Please sign exactly as your
                                             name(s) appears. For joint
                                             accounts, each owner should sign.
                                             When signing as executor,
                                             administrator, attorney, trustee or
                                             guardian, etc., please give your
                                             full title.

                                             Dated:_______________________, 2003

                                             ___________________________________

                                             ___________________________________
                                                         signature(s)

PROXY                        KANKAKEE BANCORP, INC.                        PROXY
                 PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
            For the Annual Meeting of Stockholders--April 25, 2003

     The undersigned hereby appoints Brenda L. Baird, Michael A. Griffith and Wesley E. Walker, or any two of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then personally present at the annual meeting of the stockholders of Kankakee Bancorp, Inc., to be held at Sully's-Sullivan's Warehouse, a banquet facility located at 555 South West Avenue, Kankakee, Illinois 60901, on Friday, April 25, 2003, at 10:00 a.m., local time, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting:

[_] Check here for address change.    [_] Check here if you plan to attend
                                          the meeting.

    New Address: _________________

    ______________________________

    ______________________________

                  (Continued and to be signed on reverse side.)